WHITE RIVER ENVIRONMENTAL PARTNERSHIP

                       PARTNERSHIP AGREEMENT

          This Agreement, made and entered into as of August 20, 1993, by and among LAH White River Corporation, an Indiana corporation ("LAH"), JMM White River Corporation, an Indiana corporation ("JMM") and IWC Services, Inc., an Indiana corporation ("IWCS") (hereafter sometimes individually referred to as a "Partner" and sometimes collectively referred to as "Partners").

                            WITNESSETH:

          WHEREAS, the Partners hereto desire to form a general partnership (hereinafter referred to as the "Partnership"), under the laws of the State of Indiana upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, and intending to be legally bound hereby, it is agreed by and among the Partners as follows:


                             Article I
                          BASIC STRUCTURE

  Sec. 1.1 Formation

          The parties hereby form a general partnership pursuant to the laws of the State of Indiana.

  Sec. 1.2 Name

          The business of the Partnership shall be conducted under the name of White River Environmental Partnership.

  Sec. 1.3 Place of Business

          The principal office and place of business of the Partnership shall be located at 1220 Waterway Boulevard, Indianapolis, Indiana 46202, or such other place as the Managing Partner may from time to time designate.

  Sec. 1.4 Term

          The Partnership shall commence on August 20, 1993, and shall terminate on December 31, 2023, unless sooner terminated in one of the following manners:

          (a)  By unanimous agreement of the Partners, or
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          (b)  By the completion of the purpose intended (as
     evidenced by action of the Management Committee under Sec. 3.6 hereof), or

          (c)  Pursuant to this agreement, or

          (d)  By applicable Indiana law, or

          (e) By bankruptcy, withdrawal, reorganization, or expulsion of all of the then Partners.

  Sec. 1.5 Purpose

          (a) The primary purpose of the Partnership shall be to submit a proposal (the "Proposal") and to carry out a service contract (the "Service Contract") with the City of Indianapolis (the "City") for the operations of wastewater treatment facilities.

          (b) A secondary purpose of the Partnership shall be to conduct and carry out any and all other lawful business authorized by the Management Committee under Sec. 3.6 or Sec. 3.7 hereof.

  Sec. 1.6 Investment Representative of Partners

          Each Partner represents and warrants that he is acquiring his interest in the Partnership for his own account, for investment, and not with a view to the sale or distribution thereof in violation of the Securities Act of 1933, as amended, Indiana securities regulation law or other applicable law.


                            Article II
                      FINANCIAL ARRANGEMENTS

  Sec. 2.1 Definition of Capital

          For purposes of this document "capital" shall be defined as property owned by the Partnership other than property of a kind which may be includable in the inventory of the Partnership or which is held for sale to customers of the Partnership in its ordinary course of business.

  Sec. 2.2 Capital Accounts

          Notwithstanding anything herein to the contrary, the Partnership intends to maintain capital accounts in accordance with the regulations under Internal Revenue Code
  Section 704(b).

          An individual capital account shall be maintained by each partner. Contributions to the capital of the Partnership by a Partner shall be credited to its individual capital account. In the event a Partner's capital account contains capital (as defined above), the gain on such property and the losses, deductions, amortization depreciation associated with such property shall be added to or subtracted from the Partner's capital account (using the initial capital account as a base).

  Sec. 2.3 Allocation of Profits and Losses

          All profits of the Partnership shall be deemed to be income of the Partners according to their respective Percentage Share of Capital. All losses of the Partnership shall be deducted from the Partners' capital accounts according to their respective Percentage Share of Capital. Undistributed profits shall be added to the relevant Partners' capital accounts. Amounts distributed in excess of current profits shall be deducted from the relevant Partners' capital accounts.

          Upon dissolution, any Partner having a negative capital account balance shall be required to make up such balance.

  Sec. 2.4 Capital; Pre-formation Qualified Expenses

          The amount of the basic capital of the Partnership shall be fixed from time to time by the Management Committee under Sec. 3.6 hereof.

          The Partnership, as authorized by the Management Committee under Sec. 3.7 hereof, shall select the legal, financial and technical advisers/consultants deemed necessary to assist in the preparation of the Proposal. The relevant out-of-pocket fees and costs of such advisors ("external expenses") will be borne in proportion to their Percentage Share of Capital.

          The non-out-of-pocket expenses directly incurred by a Partner for preparation of the Proposal and for negotiation of the Service Contract ("internal expenses") will be recorded by such party. As soon as possible, a budget will be agreed by the Partners for external and internal expenses.

          If the Partnership is awarded the Service Contract, all such external and internal expenses (including such expenses incurred prior to the formation of the Partnership) will be considered as part of the contributions of the Partners to their respective capital accounts of the Partnership. In the event the Partnership is not awarded the Service Contract, all mutually agreed expenses incurred by each Partner shall be totaled and, as promptly as practical, proportionate reimbursement shall be made so that each Partner's share of the aggregate is the same as such Partner's Percentage Share of Capital.
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          Expenses incurred by a Partner in connection with the
  negotiation of this Partnership Agreement or the O&M Agreement will not qualify for reimbursement or as an equity contribution as provided above.

  Sec. 2.5 Additional Capital Contributions

          Following the fixing of the basic capital of the Partnership, initially and upon each increase, each Partner shall contribute to the capital of this Partnership an amount according to his then Percentage Share of Capital when due, as specified by the Management Committee under Sec. 3.6 hereof, or otherwise as called for by the Managing Partner by not less than seven days' prior written notice.

  Sec. 2.6 Rights of the Partners Upon Default of a Partner

          Any Partner refusing for more than 30 days following notice under Sec. 2.5 to contribute according to his then Percentage Share of Capital the amounts called for by the Managing Partner under Sec. 2.5 hereof or in accordance with the due date specified by the Management Committee under Sec. 3.6 hereof, as the case may be, shall lose a share of its Percentage Share of Capital of the Partnership equal to 150% of the ratable percent of the contribution called for as such amount shall then represent the percentage of the total capital of the Partnership, following the contributions made in response to such call by the other Partners. The calculation of the Partnership's and Partner's capital shall be based upon the initial capital contributions of the Partners adjusted for any Partner's additional capital contribution or withdrawal at the value of such contribution or withdrawal when made as well as cumulative credited earnings and losses.

  Sec. 2.7 Percentage Share of Capital

          The Percentage Share of Capital of each Partner shall be (unless otherwise modified by the terms of this agreement) as follows:

                INITIAL PERCENTAGE
     NAMES       SHARE OF CAPITAL

     IWCS              52
     JMM               43
     LAH                5

  Sec. 2.8 Partners' Share of the Profits and Losses

          Subject to the Regulations under Internal Revenue Code sections 704(b) and (c), the Partners shall share in the profits and losses of the Partnership according to their then
  Percentage Share of Capital.

  Sec. 2.9 Allocation Upon Buy-Out or Shift in Interest

          Nothing in this agreement to the contrary withstanding, upon a sale of a Partner's interest or upon the withdrawal of a Partner from this Partnership or upon a shift in Partnership interests by inter-Partner transfers the operating profits and losses of this Partnership for the fiscal year to date shall be allocated as follows:

     Said Partner's then Percentage Share of Capital shall be multiplied times the actual total amount of each item of Partnership gain or loss, as defined in Section 702 of the Internal Revenue Code (as amended or supplemented), at the closing of the books on the date of sale or withdrawal.

  Sec. 2.10 Adjustments

          Nothing herein set forth to the contrary,

          (a)  each Partner's capital account shall be
     increased by:


                         (i)  the amount of money
          contributed by the Partner to the
          Partnership,

                        (ii)  the fair market value of
          property contributed by the Partner to the Partnership (net of liabilities secured by such contributed property that the
          Partnership is considered to assume or take subject to), and

                       (iii)  allocation to the Partner
          of Partnership income and gain (or items thereof), including income and gain exempt from tax and income and income and gain, but excluding income and gain described in paragraph (b) below; and

                    (b)  shall be decreased by:

                         (i)  the amount of money
          distributed to the Partner by the
          Partnership,

                        (ii)  the fair market value of
          property distributed to the Partner by the
          Partnership (net of liabilities secured by
          such distributed property that such Partner
          is considered to assume or take subject to
          under Internal Revenue Code Section 752),
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                       (iii)  allocations to the
          Partner of expenditures of the Partnership described in Internal Revenue Code
          Section 705(a)(2)(B), and

                        (iv)  allocations of
          Partnership loss and deduction (or item
          thereof), excluding items described in
          (iii) above and loss or deduction described in paragraphs (c)(i) or (ii) below; and is otherwise adjusted in accordance with the additional rules set forth in this paragraph.

                      (c)(i)  Allocations to reflect
          reevaluations. If Partnership property is properly reflected in the capital accounts of the Partners and on the books of the Partnership at a book value that differs from the adjusted tax basis of such property, then the capital accounts of the Partners shall be adjusted solely for allocations of the book items to such Partners and the Partners' shares of the corresponding tax items shall not be independently reflected by further adjustments to the Partners' capital accounts.

                        (ii)  Credits.  Allocations of
          tax credits and tax credit recapture shall not be reflected by adjustments to the Partners' capital accounts (except to the extent that adjustments to the adjusted tax basis of Partnership Internal Revenue Code
          Section 38 property in respect of tax credits and tax credit recapture give rise to capital account adjustments).

  Sec. 2.11 Interest

          No interest shall be paid on any capital account or contribution to the capital of the Partnership.

  Sec. 2.12 Return of Capital Contributions

          No Partner shall have the right to demand the return of his capital contributions except as herein provided.

  Sec. 2.13 Rights of Priority

          Except as herein provided, the individual Partners shall have no right to any priority over each other as to the return of capital contributions except as herein provided.

  Sec. 2.14 Distributions

          Distributions to the Partners of net operating profits of the Partnership, as hereinafter defined, shall be made at such times as the Management Committee shall decide under Sec. 3.6 hereof. Such distributions shall be made to all Partners simultaneously.

          For the purpose of this Section, net operating profit for any accounting period shall mean the gross receipts of the Partnership for such period, less the sum of all cash expenses of operation of the Partnership, and such sums as may be necessary to establish a reserve for operating expenses.

          In the event the Management Committee shall determine under Sec. 3.6 hereof that the capital of the Partnership previously contributed by the Partners is no longer all required by the Partnership, a distribution in return of capital may be authorized by the Management Committee under Sec. 3.6 hereof.

  Sec. 2.15 O&M Agreement

          Immediately prior to the presentation of the Proposal, the Partnership will enter into an Operations and Maintenance Agreement ("O&M Agreement") with JMM and JMM White River O&M Partnership (the "O&M Partnership"). Under the O&M Agreement the O&M Partnership will agree to carry out the terms of the Service Contract with the City.

          Under the O&M Agreement, the O&M Partnership will provide all employees to perform the Service Contract, contract for power, chemicals and other necessary materials and supplies and other expert consulting services as needed, and make other necessary purchases from third parties to perform the Service Contract, all of which costs shall be reimbursed by the Partnership under the terms of the O&M Agreement.

          A management fee will be paid to JMM under the O&M
  Agreement in order to remunerate it for its operations/ maintenance and technology know-how, management expertise and corporate image.

          The management fee will be 10% of annual GAAP pre-tax earnings of the Partnership (before deducting the management fee) as set forth in the Partnership's annual financial statements, as more specifically defined in the O&M Agreement.

  Sec. 2.16 Annual Budget and Financial Plan

          An annual budget and financial plan for each financial year of the partnership (and any change thereto) shall be prepared by the General Manager and be presented to the Management Committee for approval under Sec. 3.7 hereof. In the event an annual budget and financial plan is approved under Sec. 3.7 but not unanimously, such annual budget and financial plan together with any modifications proposed thereto by any director shall be resubmitted for discussion and reapproval at the next meeting of the Management Committee. If the annual budget and financial plan, as previously approved or as modified, is approved at such subsequent meeting of the Management Committee under Sec. 3.7 hereof without the favorable vote of all the members, then the approved budget and financial plan shall nevertheless be binding on all parties hereto.


                            Article III
                            MANAGEMENT

  Sec. 3.1 Managing Partner

          The Managing Partner shall be IWCS.

  Sec. 3.2 Management of the Partnership

          The Managing Partner, acting through the Senior
  Manager, shall manage the day-to-day operations of the Partnership, all pursuant to the powers allocated to the Managing Partner herein and subject to the Management Committee of the Partnership.

  Sec. 3.3 Restrictions on Rights and Powers of Partners

          No Partner without the consent of all the other
  Partners shall:

          (a)  Do any act in contravention of this agreement.

          (b) Do any act which would make it impossible to carry on the ordinary business of the Partnership.

          (c)  Confess judgement against the Partnership.

          (d) Possess Partnership property, or assign his interest or rights in specific Partnership property, for other than a Partnership purpose.

  Sec. 3.4 Management Committee

          The business and affairs of the Partnership shall be managed by a six-member Management Committee. Each general partner shall be entitled to nominate and elect members of the Management Committee as follows:

               IWCS - 3 Members
               JMM  - 2 Members
               LAH  - 1 Members

          In the event of a tie vote by the full Management Committee the Senior Manager shall be entitled at his election to break the tie by casting an additional vote (the "casting vote"), provided that the casting vote shall not be available for the matters described in Sec. 3.6 and 3.7 hereof.

  Sec. 3.5 Managers

          The Management Committee shall elect managers to carry on the day-to-day business of the Partnership. The managers will include the following:

          (a) The Senior Manager shall be a member of the Management Committee of the Partnership as nominated by IWCS.

          (b) The General Manager shall be selected from persons nominated by JMM.

          (c) The Chief Financial Officer (in charge of treasury, accounting and audit functions for the Partnership) shall be a person selected by majority vote of the Management Committee.

          (d) Such other managers as may be appropriate in the discretion of the Management Committee.

  Sec. 3.6 Actions which require Super Majority Vote

          The following actions must receive an affirmative vote from at least one member of the Management Committee who has been nominated by each of the three Partners (a "super majority vote"):

          (a)  Amend this agreement.

          (b)  Approve pricing of the proposal.

          (c)  Approve form and structure of the Proposal.

          (d)  Fix amount of basic capital of the
     Partnership, and any changes thereof.

          (e) Authorize signature by the Partnership of the Service Contract, and any amendments thereto.

          (f)  Approval of the O&M Agreement.

          (g)  Admission of a new Partner.

          (h)  Liquidation of the Partnership.

          (i)  Distributions to the Partners.

          (j) Settling of claims against the Partnership of $100,000 or more.

  Sec. 3.7 Actions which require Two-thirds Vote

          The following actions must receive an affirmative vote from at least two-thirds (four members) of the full Management
  Committee:

          (a) Approval of the annual budget and financial plan of the Partnership, including overrun tolerances.

          (b)  Approval of the annual budget of the O&M
     Partnership under the O&M Agreement.

          (c) Election and compensation of the managers of the Partnership, including incentive compensation and plans to provide benefits to employees, if any, of the Partnership.

          (d)  Selection of auditors for the Partnership.

          (e) Selection of legal counsel for the Partnership for matters involving the Partnership, the Proposal, the Service Contract or the O&M Agreement.

          (f) Financing transactions, including borrowings of funds and pledging of Partnership assets, aggregating
     $500,000 or more.

          (g)  Settling of claims between $25,000 and
     $100,000.

          (h) Establishment of authorization levels for expenditures.

  Sec. 3.8 Other Actions of the Management Committee

          All actions of the Management Committee not specified in Sec. 3.6 or Sec. 3.7 hereof shall be taken by a majority vote of the members acting on the matter, provided that at least four members shall be required for a quorum.

  Sec. 3.9 Actions by the Managing Partner

          The Managing Partner, acting through the Senior
  Manager, shall have the authority to take the following actions:

          (a) Making calls for capital authorized under Sec. 3.6(d) hereof.

          (b) Short-term borrowing of funds for working capital purposes and other routine treasury functions to carry out day-to-day operations of the Partnership.

          (c) Approval for overruns and other amendments to the budget and financial plan for the Partnership and the budget of the O&M Partnership under the O&M
     Agreement, subject to maximum tolerance levels fixed by the Management Committee under Sec. 3.7 hereof.

          (d) Distribution of incentive compensation to managers of the Partnership in accordance with plans, if any, approved by the Management Committee under Sec. 3.7 hereof.

          (e) Designation of tax matters partner to sign tax returns and handle tax audits, if required.

          (f) Generally to do any act or thing and execute all instruments necessary, incidental or convenient to the proper administration of the Partnership, other than actions described in Sec. 3.6 and Sec. 3.7 hereof.

  Sec. 3.10 Meetings of the Management Committee

          Regular meetings of the Management Committee shall be held on the schedule as fixed from time to time by the Management Committee. Special meetings of the Management Committee may be called by the Senior Manager, the General Manager or any member on not less than three days' notice, which notice shall specify the purpose of the special meeting. Meetings of the Management Committee may be held by conference telephone or by teleconferencing. The Management Committee may amplify and amend the provisions of this Sec. 3.10 by action taken under Sec. 3.6 hereof.

  Sec. 3.11 Liability

          Each Partner shall be liable for his or her professional mistakes and errors in judgement to the extent that liability is finally imposed against this Partnership or any of its Partners by any court of competent jurisdiction or pursuant to a binding arbitration process which the Partnership either is or becomes subject to, in favor of a third party provided that such liability shall only be imposed when such Partner was not acting:

                         (i)  in accordance with clear
          professional standards; and

                        (ii)  in accordance with the
          standards of this Partnership.

  Sec. 3.12 Indemnification of Partnership Managers

          The managers of the Partnership, when acting in their respective capacities as such, shall be entitled to indemnity from the Partnership for any act performed by them within the scope of the authority conferred on them by this agreement, except for acts of malfeasance or negligence or for damages arising from any misrepresentations.


                            Article IV
               RIGHT TO ASSIGN PARTNERSHIP INTEREST

  Sec. 4.1 Partner's Right of Assignment

          Except as herein provided, a Partnership interest shall not be assigned.

  Sec. 4.2 Transfers

          Except as herein specifically provided, the Partners shall not sell, assign, pledge or otherwise shift, transfer or encumber in any manner or by any means whatever, all or any part of the interests of the Partnership now owned or hereafter acquired by them without having first obtained the consent of and offered it to the other Partner(s) and to the Partnership in accordance with the terms and conditions of this agreement. Except as herein specifically provided, consent to transfer may be refused for cause or for no cause, in the discretion of the Partnership and of each Partner.

  Sec. 4.3 Right of First Refusal

          In the event that any Partner is in receipt of a bona fide offer (from an offeror as to which consent required under Sec. 4.2 hereof has not been refused) to purchase his interest, and shall desire in good faith to sell, assign, transfer or otherwise dispose of his interest in accordance with the terms of such offer, he shall serve notice to such effect upon the other Partners and Partnership by registered or certified mail, return receipt requested, and said notice shall indicate the name and address of the person offering to purchase the same and the price and terms of payment upon which said sale is proposed. Said notice shall also consist of an offer to sell such interest to the other Partners and to the Partnership upon the same payment terms as the proposed sale. In such event the Partnership shall have the first right to purchase such interest on the same terms and conditions as set forth in the offer and, in the event the Partnership itself does not desire to make such purchase, then the other Partners shall have the next right to purchase such interest. If more than one Partner desires to purchase such interest it shall be allocated among such Partners on the basis of their respective Percentage Shares of Capital. If the Partnership or one or more Partners desire to make such purchase, the selling Partner must sell its interest to such purchaser or purchasers. If neither the Partnership nor another Partner notifies the selling Partner of its desire to purchase such interest within 60 days following receipt of notice of the selling Partner's desire to sell such interest, then the selling Partner following such 60-day period shall have the right to sell its interest to the person making such offer on the terms of such offer within the following
  60 days, after which the provisions of this Article shall again prohibit any sale or assignment of a Partnership interest.

  Sec. 4.4 Buy/Sell Agreement

          For purposes of this Sec. 4.4, JMM and LAH shall be considered one Partner. Under the circumstances described in Sec. 7.12, one Partner may give notice in writing to the other Partner, fixing a price per unit of Partnership interest and giving the other Partner the option either to buy all, but not less than all, of the units of interest of the offeror at such price or to sell all, but not less than all, of its respective units of interest to the offeror at such price. The notice may be provided only in accordance with Sec. 7.12. The Partner receiving such notice shall reply thereto in writing within thirty (30) days, shall state its election either to buy or sell and shall fix the closing date for such purchase and sale which shall be not less than thirty (30) days nor more than sixty (60) days after the date of such reply. If a Partner fails to reply within such thirty (30) day period, then the original offeror may, within fifteen (15) days after the expiration of such thirty (30) day period, give notice in writing to the other party selecting which course of action he elects to follow, i.e., to buy at the specified price or to sell at the specified price, and fixing the closing date for the purchase and sale which shall be not less than thirty (30) days nor more than sixty (60) days after the date of such notice.

          For purposes of this Sec. 4.4, a unit equals one (1) percent of the Percentage Share of Capital in the Partnership.

  Sec. 4.5 Substitution of Additional Partners

          Notwithstanding anything herein to the contrary the assignee (including, but without limitation, any transferee or purchaser) of the whole or any part of the Partnership interest shall not be substituted as a Partner without prior written consent of the Management Committee under Sec. 3.6 hereof. In no event shall such consent be given unless assignee, as a condition precedent to such consent, has:

          (a) Accepted and assumed in a form satisfactory to the Managing Partner all terms and provisions of this agreement;

          (b) And if the assignee is a corporation, provided a certified copy of a resolution of its Management
     Committee in form satisfactory to the Managing Partner as to the matters described in (a) above;

          (c) Executed such other documents or instruments as may be required in order to effectuate its admission as a Partner; provided an opinion of counsel in form and substance satisfactory to counsel for the Partnership, that neither the offering nor the assignment of the Partnership interest violates any provision of any federal or state securities law; and executed a statement that he is acquiring his interest in the Partnership for his own account for investment, and not with a view to sale or distribution thereof;

          (d) Executed such other documents or instruments as the Managing Partner may reasonably require to order to effectuate the admission of such assignee as a Partner.

  Sec. 4.6 Dissolution, Withdrawal, etc. of a Partner

          The dissolution, withdrawal, assignment for the benefit of creditors, adjudication of bankruptcy or legal incapacity of a Partner shall not dissolve or terminate the Partnership. Furthermore, any Partnership interest assigned for the benefit of creditors or upon or due to the bankruptcy of a Partner shall automatically become a non-voting interest and as soon as practical shall be mandatorily converted into a non-voting limited partnership interest, and in such event each Partner hereby authorizes the Partnership and its managers to make such filings and take such other actions as may be necessary to convert the Partnership into a limited partnership under Indiana law for such purpose.

  Sec. 4.7 Inter-group Transfers

          Notwithstanding the restrictions set forth in Sec. 4.2 hereof, the Partners shall be permitted to transfer part or all of their Partnership interests to affiliated companies such as, IWC Resources Corporation, Lyonnaise des Eaux--Dumez, GWC Corporation and Montgomery Watson Americas, Inc. and their wholly-owned subsidiaries, following 30 days' notice to the Partnership, and provided that there shall not result from any such inter-group transfer an impairment of a financial commitment of another Partner then in place in respect of the Partnership.

                             Article V
       LIQUIDATION OF PARTNERSHIP AND OF PARTNER'S INTEREST

  Sec. 5.1 Dissolution

          In the event that the Partnership shall hereafter be dissolved for any reason whatsoever, a full and general account of its assets, liabilities and transactions shall at once be taken. Such assets may be sold and turned into cash as soon as possible and all debts paid and any amounts due the Partnership collected. Any assets distributed in kind shall be valued at their fair market value. The proceeds thereof shall thereupon be applied as follows:

          (a) To discharge the debts and liabilities of the Partnership and the expenses of liquidation.

          (b) To pay each Partner its proportionate share of any remaining positive capital account to the extent of such capital account.

          (c) To divide the surplus, if any, among the Partners in proportion to each Partner's then Percentage
     Share of Capital.


                            Article VI
               MISCELLANEOUS--SUBSTANTIVE PROVISIONS

  Sec. 6.1 Year, Books, Statements

          The Partnership's fiscal year shall commence on January 1st of each year and shall end on December 31st of each year. Full and accurate books of account shall be kept at such place as the Managing Partner may from time to time designate showing the condition of the business and finances of the Partnership; and each Partner shall have access to such books of account and shall be entitled to examine them at any time during ordinary business hours. At the end of each year, the Managing Partner shall cause the Partnership's accountants to prepare a balance sheet setting forth the financial position of the Partnership as of the end of that year and a statement of operations (income and expenses) for that year. A copy of the balance sheet and statement of operations shall be delivered to each Partner as soon as is available.

          The Managing Partner shall also cause a monthly statement of income, cash flow, source and use of funds, and summary balance sheet to be submitted to the Partners promptly after the end of each month.

          The Partnership books shall be kept on the basis and in accordance with generally accepted accounting principles
  ("GAAP").

  Sec. 6.2 Partnership's Agents

          Pursuant to the Partnership's day to day activity, and subject to Sec. 3.7(d) and (e) hereof, the Managing Partner shall have the power to employ investment counsel, brokers, accountants, attorneys and any other agents to act in the Partnership's behalf, generally to do any act or thing and execute all instruments necessary, incidental or convenient to the proper administration of the Partnership property; otherwise said employment shall only be made if agreed to by all the Partners.

  Sec. 6.3 Checks

          All checks or demands for money and notes of the Partnership shall be signed by the Managing Partner or such other person or persons as the Managing Partner may from time to time designate.

  Sec. 6.4 Conflicts of Interest; Confidential Information;
  Exclusivity

          Partners may engage in or possess interest in other business ventures of every kind and description for their own accounts. Neither the Partnership nor any of the Partners shall have any rights by virtue of this agreement in such independent business ventures or to the income or profits derived therefrom.

          However, each Partner hereto agrees that any proprietary or non-public information received by it from another Partner in connection with the preparation and submittal of the Proposal, the carrying out of the Service Contract or in regard to the Partnership will be treated as confidential. No Partner shall disclose, without the prior written consent of the other Parties, any information provided to it as set forth above, in any manner whatsoever, in whole or in part, to any third party or use such information in any manner whatsoever other than for the purpose of pursuing such Service Contract on behalf of the Partnership. Any information provided by JMM with regard to the operation of a Service Contract or to the technical aspect of providing sewage services under such a contract shall be solely for the use of the Partnership with regard to the Service Contract and may not be used for the purpose of preparing a proposal for any similar service contract without the written permission of JMM.

          The Partners agree to act and coordinate their efforts with each other on an exclusive basis with respect to the possible submittal of the Proposal. Therefore, during the term of the Partnership neither JMM, IWCS nor LAH nor any representative thereof will hold discussions regarding the Proposal or the Service Contract with third parties.

  Sec. 6.5 Use of Name

          The name of White River Environmental Partnership shall belong to and may be used by the Partnership and shall not be sold or disposed of so long as the Partnership shall continue in existence.

          In the event of the withdrawal of any of the Partners during the term of the Partnership, the withdrawing Partner shall have no interest in the firm name and shall have no right to receive any payment therefor.

          Upon dissolution of the Partnership or the termination thereof, the Partnership name shall become the property of IWCS.


                            Article VII
                           MISCELLANEOUS

  Sec. 7.1 Execution in Counterpart

          This Partnership Agreement may be executed in any number of counterparts, each of which shall be taken to be an original. Valid execution shall be deemed to have occurred when a Partnership signature page is executed by the Partner in question and countersigned by the Managing Partner.

  Sec. 7.2 Notices

          All notices to be given as set forth herein shall be in writing and sent by telefacsimile or delivered to the ether
  Party at its address specified below or at such other address designated by such Party in the future.

          To IWCS:  IWC Services, Inc.
                    1220 Waterway Boulevard
                    P.O. Box 1220
                    Indianapolis, IN 46206
                    Attention:  Alan Kimbell
                    (317) 236-8680
                    (317) 163-6448 (Fax)

          To JMM:   JMM White River Corporation
                    c/o JMM Operational Services, Inc.
                    1700 Broadway, Suite 1100
                    Denver, CO 80290
                    Attention:  Ronald J. Ballard
                    (303) 860-0810
                    (303) 860-7096 (Fax)

          To LAH:   LAH White River Corporation
                    c/o Lyonnaise American Holding, Inc.
                    72, Avenue de la Liberte
                    92022 Nanterre, France
                    Attention:  Jacques F. Petry
                    33.1.46.95.51.54
                    33.1.46.95.51.80 (Fax)

  Sec. 7.3 Modifications

          No modification of this agreement shall be valid unless such modification is in writing, approved under Sec. 3.6 and signed by the parties hereto.

  Sec. 7.4 Titles and Subtitles

          Titles of the paragraphs and subparagraphs are placed herein for convenient reference only and shall not to any extent have the effect of modifying, amending or changing the express terms and provisions of this Partnership agreement.

  Sec. 7.5 Words and Gender or Number

          As used herein, unless the context clearly indicates the contrary, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders.

  Sec. 7.6 Severability

          In the event any parts of this agreement are found to be void, the remaining provisions of this agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

  Sec. 7.7 Effective Date

          This agreement shall be effective only upon execution by all of the proposed Partners.

  Sec. 7.8 Execution

          This agreement may be executed by each of the Partners on a separate signature page.

  Sec. 7.9 Waiver

          No waiver of any provision of this agreement shall be valid unless in writing and signed by the person or party against whom charged.

  Sec. 7.10 Applicable Law

          This agreement shall be subject to and governed by the laws of the State of Indiana.

  Sec. 7.11 Agreement Binding

          This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns.

  Sec. 7.12 Dispute Resolution

          Any dispute among the Partners shall initially be subject to good faith consultation and negotiation in an attempt to resolve the matter by mutual agreement. If the dispute remains unresolved, the parties shall have the ultimate recourse of the buy/sell agreement provided in Sec. 4.4 hereof on a two-party basis, with IWCS being considered one party and JMM and LAH being collectively considered the other party. Prior to initiating the provisions of Sec. 4.4 hereof, alternative dispute resolution measures may be initiated at the election of any party to the dispute.


                          SIGNATURE PAGE

          In witness whereof the undersigned, a Partner of the White River Environmental Partnership, does hereby, as of the day and year below written, execute said agreement by executing this signature page.

     Witnesses                          Partner

  /s/ David Sherman                          IWC Services, Inc.

  Date Signed:     8/20/93              By: /s/ Alan R. Kimbell

                                   Title:  President


     Witnesses                          Partner

  /s/ David Sherman                     JMM White River
  Corporation

  Date Signed:     8/20/93              By:  /s/ Ronald J.
  Ballard
                                   Title:  President

     Witnesses                          Partner

  /s/ David Sherman                LAH White River Corporation

  Date Signed:    8/20/93          By:  /s/ Patrick R. Cairo
                                   Title:  Director